ЛИЦЕНЗИОННЫЙ ДОГОВОР о предоставлении права на использование секрета производства		LICENSE AGREEMENT on granting right of use to know-how
г. Санкт-Петербург	1 ноября 2011 г.	Saint Petersburg	November 01, 2011
ООО «ЭРЦЕЛЛ», в лице Генерального директора Устимовой Терезы Станиславовны, действующей на основании Устава, именуемое в дальнейшем Лицензиат, с одной стороны,		«ERCELL» LLC, in the name of General director Teresa Ustimova, acting on the ground of the Charter, called further the Licensee, on the one hand
и		and
компания МЕДИСТЕМ (США), в лице директора Томаса Иким, действующего на основании Устава, именуемое в дальнейшем Лицензиар, с другой стороны, принимая во внимание что,		Company MEDISTEM (USA), in the name of director Thomas Ikim acting on the ground of the Charter, called further the Licensor, on the other hand in view of
а) Лицензиар обладает конфиденциальными знаниями и опытом («ноу-хау») в области, представляющей интерес для Лицензиата;		a) the Licensor possesses confidential knowledge and experience (“know-how”) in the area of interests for the Licensee
б) на ноу-хау, являющееся предметом настоящего договора, не имеется охранных документов Лицензиара и им не поданы заявки на объекты интеллектуальной собственности для государственной регистрации на территории, в отношении которой предоставляется Лицензия;

b) there are no security documents of the Licensor on a know-how which is a subject of the present agreement and the Licensor doesn’t submit demands for objects of intellectual property for the state registration in territory in which relation the License is given

в) Лицензиат желает приобрести на условиях настоящего договора неисключительную Лицензию на ноу-хау в целях использования и продажи продукции по Лицензии и исключительного права использования Лицензии на территории Российской Федерации и стран СНГ,

c) the Licensee wishes to get on the terms of the present agreement the non-exclusive License for a know-how with a view of use and production sale under the License and exclusive right of use the License to territories of the Russian Federation and the SNG countries,

договорились о нижеследующем		have agreed as follows
1. ОБЩИЕ ПОЛОЖЕНИЯ		1. GENERAL
1.1. Предметом договора является ноу-хау, а именно юридически и законодательно не защищенный в правовом отношении объект на территории, в отношении которой предоставляется Лицензия.		1.1 The subject of agreement is a know-how, namely legally and the nomothetical not protected in legal relations in territory in which relation the License is given.

1.2. Под термином «Лицензия» понимается Лицензионный договор.		1.2 The term “License” is understood as the License agreement.

1.3 Под термином «ноу-хау» в этом Договоре следует понимать совокупность научной, технической, технологической, производственной, коммерческой и иной информации, составляющей секрет открытия, исследования, производства продукции, определенной в приложении N 1 к настоящему Договору (далее именуется «продукт»), и оформлена в виде соответствующей документации, а также совокупность соответствующих навыков и производственного опыта, необходимых для исследования и производства названного продукта.

1.4. Территория предоставления лицензии – Российская Федерация.

1.5. Ноу-хау, принадлежащее Лицензиару, составляет его коммерческую тайну и является секретным в том смысле, что к нему нет свободного доступа других лиц на законных основаниях, оно в целом или в определенной форме и совокупности его составляющих является неизвестным и не является легкодоступным для лиц, которые обычно имеют дело с исследованием и  производством продукта и смежными ему сферами, а потому имеет действительную и потенциальную коммерческую ценность для Лицензиара, в частности в силу его неизвестности третьим лицам, и является предметом принятия со стороны Лицензиара адекватных мер по сохранению ее секретности. Лицензиат в случае обнаружения несанкционированных случаев проникновения к информации третьих лиц обеспечивает все процедуры по досудебному и судебному разбирательству по обнаруженным правонарушениям в рамках действующего законодательства Российской Федерации.

1.3 The term “know-how” is understood in this agreement as a set of scientific, engineering, technological, production, commercial and other information, being a secret of discovery, research, product manufacturing, which is defined in Appendix N 1 of this agreement (hereinafter referred to as the “product”), and executed in the form of a respective documentation, and a set of related skills and production experience required for research and production of the specified product.

1.4 Territory of granting of the license – the Russian Federation.

1.5 The Know-how owned by the Licensor is his commercial secret, and is a secret, implying that no other persons have free access to it on any legal grounds, and the Know-how in general and in a particular form and totality of its elements is unknown, and is not easily accessible for the persons, who are usually engaged in the research and manufacturing of the product and in the areas related to it, and therefore the know-how has a real and prospectively commercial value for the Licensor, in particular, due to the fact that no third parties are aware of it, and it is an object in respect of which the Lisensor should take measures for keeping it secret. The Licensee in case of detection of unapproved cases of penetration to the information of the third parties provides all procedures on prejudicial and to judicial proceedings on the disclose offenses according Russian legislation.

1.6. Лицензиар подтверждает, что он имеет исключительное право на использование ноу-хау, исключительное право разрешать его использование другим лицам, а также исключительное право препятствовать неправомерному разглашению и (или) иному использованию этого ноу-хау, а также вправе распоряжаться по своему усмотрению определенными выше правами.

1.6 The Licensor acknowledges that he has the exclusive right to use the know-how, the exclusive right to permit other persons to use it, and the exclusive right to prevent any unauthorised disclosure and (or) other use of this know-how, and is entitled to dispose of its at his discretion in compliance with the above specified rights.

2. ОБЪЕКТ ДОГОВОРА

2.1. Лицензиар предоставляет Лицензиату на срок действия настоящего Договора и за вознаграждение, уплачиваемое Лицензиатом, неисключительную лицензию на ноу-хау на территории Российской Федерации.

2. SUBJECT OF AGREEMENT

2.1. The Licensor gives to the Licensee on period of validity of the present Agreement and for the compensation paid by the Licensee, the non-exclusive license for a know-how for territories of the Russian Federation.

2.2. Лицензиату предоставляются права на:

использование ноу-хау по неисключительной Лицензии;

исключительное право препятствовать неправомерному разглашению и (или) иному использованию ноу-хау;

исключительное право распоряжаться по своему усмотрению определенными выше правами.

2.2. The rights are given to the licensee on:

- know-how use under the non-exclusive License;

- the exclusive right to interfere with wrongful disclosure and (or) to other use of a know-how;

- the exclusive right to dispose of the rights at own discretion defined above.

2.3. С момента передачи исключительных прав от Лицензиара к Лицензиату последний приобретает исключительное право на исследование и производство продукта.

Лицензиар сохраняет за собой право использовать ноу-хау самостоятельно, а также передавать его третьим лицам.

2.3. From the moment of drive of exclusive rights from the Licensor to the Licensee last gets an exclusive right to research and product manufacture.

The Licensor reserves the right to use a know-how independently, and also to transfer to its third parties.

2.4. В течение срока действия настоящего договора Лицензиат обязуется предоставлять по требованию Лицензиара отчеты об использовании ноу-хау последнему.	2.4. During validity period of the present contract the Licensee undertakes to give on request of the Licensor reports on use of a know-how to the Licensor.

2. СОДЕРЖАНИЕ НОУ-ХАУ И ТЕХНИЧЕСКАЯ ДОКУМЕНТАЦИЯ	2. KNOW-HOW CONTENT AND TECHNICAL DOCUMENTATION
2.1. Основное содержание ноу-хау содержится в документации, которая определена в приложении N 2 к настоящему Договору и которая должна быть изложена на русском и английском языках с соблюдением всех требований, которые обычно относятся к такой документации (далее именуется "документация")

2.1. The main content of the know-how is described in the documentation, which is defined in Appendix N 2 hereto, which must be set forth in Russian and in English in compliance with all requirements usually related to such documentation (hereinafter referred to as the "documentation").

3. ПЕРЕДАЧА ИСКЛЮЧИТЕЛЬНЫХ ПРАВ НА НОУ-ХАУ И ТЕХНИЧЕСКОЙ ДОКУМЕНТАЦИИ.	3. TRANSFERRING OF EXCLUSIVE RIGTHS TO THE KNOW-HOW AND ENGINEERING SPECIFICATIONS.
3.1. Исключительные права на ноу-хау передаются от Лицензиара Лицензиату с момента подписания настоящего договора.	3.1. Exclusive rights to a know-how are transferred from the Licensor to the Licensee from the moment of signing of the present Agreement.

3.2. Вся техническая документация и другие материалы, включая схемы, чертежи, рецепты, инструкции и т. п., необходимые для использования ноу-хау (перечисленные в Приложении №2), передаются Лицензиаром Лицензиату на русском и английском языках, в ___экземплярах в течение_____10 календарных дней_ со дня подписания настоящего Договора.

3.2. All engineering specifications and other materials, including schemes, drawings, recipes, instructions and etc., necessary for know-how use (listed in the Appendix №2), are transferred by the Licensor to the Licensee in Russian and English, in ___ copies during _____ 10 calendar days from the date of signing present Agreement.

3.4. О передаче технической документации и других материалов составляется акт сдачи-приемки за подписями уполномоченных представителей обеих сторон.	3.4. The delivery-acceptance statement about transfer of technical documentation and other materials behind signatures of the authorized representatives of both parties is drawn up.
3.5. Кроме основных обязанностей Лицензиара, которые определены в п. 1.1 настоящего Договора, Лицензиар также обязуется обеспечить обучение персонала Лицензиата по вопросам наиболее эффективного использования ноу-хау в соответствии с условиями, которые определены в приложении N 3 к настоящему Договору, а также всячески способствовать осуществлению ноу-хау в научной и производственной деятельности Лицензиата.

3.5. Except principal duties of the Licensor which are defined in item 1.1 of the present Agreement, the Licensor also undertakes to provide training of the personnel of the Licensee concerning most effective utilization of a know-how according to conditions which are defined in appendix N 3 to the present Contract, and also in every possible way to promote know-how realization in scientific and industrial activity of the Licensee.

4. ОПЛАТА И РАСЧЕТЫ ПО ДОГОВОРУ	4. PAYMENT AND CALCULATIONS UNDER THE CONTRACT

4.1. За предоставленные права на использование ноу-хау Лицензиат выплачивает Лицензиару лицензионное вознаграждение в виде:

первоначального платежа в размере 3 000 000 долларов по курсу ЦБ РФ на день оплаты;

текущих отчислений (роялти), размер которых составляет 20% от чистой прибыли, полученной Лицензиатом от использования ноу-хау.

4.1. The Licensee pays for the given rights of use of a know-how to the Licensor licence compensation as:

initial payment at a rate of 3 000 000 dollars USA at a Central Bank of the Russian Federation rate at date of payment;

current deductions (royalty), which size makes 20 % from the net profit received by the Licensee from use of a know-how.

4.2. Оплата по настоящему Договору осуществляется следующим образом:
- первоначальный платеж, оплачивается Лицензиатом в течение шести месяцев со дня подписания настоящего договора;

- роялти выплачиваются Лицензиатом ежегодно, на основании выставляемых Лицензиаром счетов.

Данные платежи включают НДС по ставке 18%. НДС оплачивается Лицензиатом как налоговым агентом.

4.2. Payment under the present Agreement is carried out as follows:

- initial payment, is paid by the Licensee within six months from the date of signing of the present Agreement;

- royalty are paid by the Licensee annually, on the basis of invoices exposed by the Licensor.

This payments include the VAT under the rate of 18%. VAT is paid by the Licensee as the tax agent.

4.3. Все счета выставляются в долларах США.	4.3. All invoices are exposed in USA dollars.
4.4. Стороны вправе по взаимной договоренности изменить порядок, форму и способы осуществления расчетов по настоящему Договору.	4.4. The parties have the right to change under the mutual arrangement an order, the form and modes of realisation of payments under the present Agreement.
4.5. Лицензиат обязуется безотлагательно с учетом возможностей мгновенных средств связи известить Лицензиара об осуществлении расчетов по настоящему Договору	4.5. The Licensee undertakes urgently taking into account possibilities of instant communication facilities to inform the Licensor about realisation of payments under the present Agreement.
5. УСОВЕРШЕНСТВОВАНИЯ И УЛУЧШЕНИЯ.	5. IMPROVEMENTS.

5.1. В течение срока действия настоящего договора стороны обязуются незамедлительно информировать друг друга обо всех произведенных ими усовершенствованиях и улучшениях, касающихся ноу-хау и продукции по Лицензии.

5.1. During period of validity of the present contract of the party undertake to inform immediately each other on all improvements made by them concerning a know-how and production under the License.

5.2. Стороны должны в первую очередь предлагать друг другу все вышеуказанные усовершенствования и улучшения. Условия передачи этих усовершенствований и улучшений будут согласовываться сторонами отдельно.

5.2. The parties should offer first of all each other all above-stated improvements. Conditions of drive of these improvements will be coordinated by the parties separately.

5.3. Защищенные или заявленные усовершенствования, касающиеся ноу-хау и продукции по Лицензии, а также усовершенствования и улучшения особой ценности, которые создаются одной из сторон, будут считаться принадлежащими ей и в первую очередь будут предложены другой стороне по договору. Передача этих усовершенствований и улучшений производится, как правило, возмездно на условиях отдельного лицензионного договора или дополнительного соглашения к настоящему договору.

5.3. The protected or declared improvements concerning a know-how and production under the License, and also improvements of special value which are created by one of the parties, will be considered belonging to it and first of all will be offered other party under the contract. Transferring of these improvements is made, as a rule, for a payment on the terms of the separate license agreement or the additional Appendix to the present Agreement.

6. ГАРАНТИИ И ОТВЕТСТВЕННОСТЬ.	6. GUARANTEES AND RESPONSIBILITY.

6.1. Лицензиар гарантирует, что он вправе предоставлять ноу-хау и что на момент подписания настоящего договора Лицензиару ничего не известно о правах третьих лиц, которые могли быть нарушены использованием ноу-хау по настоящему договору.

6.2. Лицензиар гарантирует техническую осуществимость продукции по Лицензии и возможность достижения технических показателей, предусмотренных настоящим договором, при условии соблюдения Лицензиатом технических условий и инструкций Лицензиара.

6.3. В случае нарушения обязательства, возникающего из настоящего Договора  Сторона несет ответственность, определенную настоящим Договором и (или) действующим  Российским законодательством.

6.1. The Licensor guarantees that it has the right to give a know-how and that at the moment of signing of the present Agreement isn't known to the Licensor about the rights of the third parties which could be broken know-how using under the present Agreement.

6.2. The Licensor guarantees technical practicability of production on Licenses and possibility of achievement of the technical indicators provided by the present Agreement, under condition of observance by the Licensee of specifications and instructions of the Licensor.

6.3. In case of infringement of the obligation arising from the present Agreement the Party bears the responsibility defined by the present Agreement and (or) operating Russian legislation.

6.3.1. Нарушением Договора является его невыполнение или ненадлежащее выполнение, т.е. выполнение с нарушением условий, определенных содержанием настоящего Договора.	6.3.1. Agreement infringement is its default or inadequate performance, i.e. performance with infringement of the conditions defined by the maintenance of the present Agreement.

6.3.2. Сторона не несет ответственности за нарушение Договора, если оно произошло не по ее вине (умысла или неосторожности).	6.3.2. The party doesn't bear liability of infringement of the Agreement if it has occurred not through it’s fault (intention or imprudence).

6.3.3. Сторона считается невиновной и не несет ответственности за нарушение Договора, если она докажет, что приняла все зависящие от нее меры относительно надлежащего выполнения этого Договора.

6.3.3. The party is considered innocent and doesn't bear liability of infringement of the Agreement if it proves that has taken all measures depending on it concerning appropriate performance of this Agreement.

6.4. За нарушение обязанности, определенной в п. 3.2 настоящего Договора, Лицензиар, обязан возместить Лицензиату понесенные им в связи с этим невыполнением прямые убытки.	6.4. For infringement of the duty defined in item 3.2 of the present Agreement, the Licensor, is obliged to compensate to the Licensee suffered by it in this connection default straight losses.

6.5. За нарушение обязанности, определенной в п. 4.2 настоящего Договора, Лицензиат, по требованию Лицензиара, обязан уплатить последнему пеню в размере 0,1% от просроченной суммы за каждый день просрочки.

6.5. For infringement of the duty defined in item 4.2 of the present Agreement, the Licensee, on request of the Licensor, is obliged to pay the late penalty in size 0,1 % from the delayed sum per every day of delay.

6.6. Сторона, нарушившая данный Договор, обязана возместить убытки, причиненные таким нарушением, независимо от употребления другой Стороной любых мероприятий по предотвращению ущерба или уменьшение ущерба, кроме случаев когда последняя своим виновным (умышленным или неосторожным) действием (действием или бездействием) способствовала наступлению или увеличению убытков.

6.6. The party which has broken the given Agreement, is obliged to pay the lesion caused by such infringement, irrespective of the use by other Party of any actions for prevention of a lesion or lesion reduction, except cases when last guilty (deliberate or careless) action (action or inactivity) promoted approach or increase in losses.

6.7. Оплата Cтороной определенных настоящим Договором штрафных санкций (неустойки, штрафа, пени) не освобождает ее от обязанности возместить по требованию другой Стороны ущерб, причиненный нарушением Договора (реальный ущерб и (или) упущенную выгоду), в полном объеме, а возмещение убытков не освобождает ее от обязанности оплатить, по требованию другой Стороны, штрафные санкции в полном объеме.

6.7. Payment by the Party of the penal sanctions defined by the present Agreement (penalties, the penalty, fines) doesn't release it to indemnify on request of other Party (a real lesion and (or) the missed benefit), in full, and indemnification doesn't release a loss caused by infringement of the Agreement from a duty it from a duty to pay, on request of other Party, penal sanctions in full.

6.8. Оплата Стороной и (или) возмещения убытков, причиненных нарушением Договора, не освобождает ее от обязанности выполнить этот Договор.	6.8. Payment by the party and (or) the indemnification, caused by Agreement infringement, doesn't release it from a duty to execute this Agreement.

7.ОБЕСПЕЧЕНИЕ КОНФИДЕНЦИАЛЬНОСТИ	7. CONFIDENTIALITY MAINTENANCE

7.1. Лицензиат примет все необходимые меры для того, чтобы предотвратить полное или частичное разглашение документации и информации или ознакомление с ними третьих лиц без письменного согласия Лицензиара. Обязательства по сохранению конфиденциальности лежат также на Лицензиаре.

7.1. The Licensee will take all necessary measures to prevent full or partial disclosure of the documentation and the information or acquaintance with them of the third parties without the written approval of the Licensor. Obligations on confidentiality preservation lie also on the Licensor.

7.2. С переданной документацией и информацией будут ознакомлены только те лица из персонала Лицензиата, а также персонала партнеров по кооперации Лицензиата, которые непосредственно связаны с использованием ноу-хау и продукции по Лицензии.

7.2. Only those persons of the personnel of the Licensee and also the personnel of partners in cooperation of the Licensee which are directly connected with use of a know-how and production under the License will be acquainted with the transferred documentation and the information.

7.3. Лицензиат передаст партнерам по кооперации только ту техническую документацию и сведения, которые необходимы для осуществления кооперации в целях использования ноу-хау. При этом партнеры по кооперации будут обязаны соблюдать конфиденциальность полученной информации и документации.

7.3. The licensee will transfer to partners in cooperation only those engineering specifications and data which are necessary for realization of cooperation with a view of know-how use. Thus partners in cooperation will be obliged to observe confidentiality of the received information and the documentation.

7.4. В случае разглашения сведений, содержащихся в указанной документации и информации Лицензиатом, партнерами по кооперации или лицами из их персонала, Лицензиат возместит Лицензиару понесенными в связи с этим прямые убытки. Такую же ответственность несет Лицензиар.

7.4. In case of disclosure of the data containing in the specified documentation and the information by the Licensee, partners in cooperation or persons from their personnel, the Licensee will compensate to the Licensor suffered in this connection straight losses. The same responsibility is born by the Licensor.

7.5. Обязательства по соблюдению конфиденциальности сохраняют свою силу и после истечения срока действия настоящего договора или его досрочного расторжения в течение последующих двух лет.	7.5. Obligations on confidentiality observance keep the force and after the expiry of the term of action of the present Agreement or its preschedule cancellation within the next two years.
6. РАЗРЕШЕНИЕ СПОРОВ	6. THE RESOLUTION OF DISPUTES
6.1. Все споры, возникающие из настоящего Договора или связанные с ним, решаются путем переговоров между Сторонами.	6.1. All disputes arising from the present Agreement or connected with it, dare by negotiations between the Parties.
6.2. Если соответствующий спор невозможно решить путем переговоров, он решается в судебном порядке за установленной подведомственностью и подсудностью такого спора соответственно действующему в Российской Федерации законодательству.

6.2. If corresponding dispute can't be solved by negotiations, it dares in a judicial order behind the established jurisdiction and jurisdiction of such dispute according to the legislation operating in the Russian Federation.

7. СРОК ДЕЙСТВИЕ ДОГОВОРА И УСЛОВИЯ ЕГО РАСТОРЖЕНИЯ	7. TERM VALIDITY AND CONDITIONS OF ITS CANCELLATION
7.1. Настоящий Договор считается заключенным и вступает в силу с момента его подписания Сторонами и скрепления печатями Сторон.	7.1. This Agreement shall be deemed to be entered into and effective since signing of the same by the Parties and affixing with the seals of the Parties.

7.2. Срок действия настоящего Договора начинается в момент, установленный в п. 7.1 настоящего Договора, и определяется временем, достаточным для реального и надлежащего выполнения настоящего Договора Сторонами.

7.2. The Agreement term shall commence at the moment specified in clause 7.1 hereof and is determined by the period sufficient for actual and proper performance of the Agreement by the Parties.
7.3. Окончание срока этого Договора не освобождает Стороны от ответственности за его нарушение, которое имело место во время действия этого Договора.	7.3. Expiry of the Agreement period shall not release the Parties from the responsibility for its breach, which has occurred within the Agreement period.

7.4. Если иное прямо не предусмотрено настоящим Договором, изменения в настоящий Договор могут быть внесены только по договоренности Сторон и оформляются дополнительным соглашением к настоящему Договору.

7.4. Unless otherwise expressly specified herein, any amendments to the Agreement may be made only by agreement between the Parties to be executed in the form of addenda to this Agreement.

7.5. Изменения в настоящий Договор вступают с момента надлежащего оформления Сторонами соответствующего дополнительного соглашения к настоящему Договору, если иное не установлено в самом дополнительном соглашении и в данном Договоре.

7.5. The amendments to the Agreement shall become operative upon proper execution of a respective Addendum to the Agreement, unless otherwise specified in such Addendum, in this Agreement.
7.6. Если иное прямо не предусмотрено настоящим Договором или действующим в Российской Федерации законодательством, данный Договор может быть расторгнут только по договоренности Сторон, которая оформляется дополнительным соглашением к настоящему Договору.

7.6. Unless otherwise expressly specified herein or in the effective law of the Russian Federation, this Agreement may be terminated only by agreement between the Parties, which shall be executed as an Addendum to this Agreement.

7.7. Настоящий Договор считается расторгнутым с момента надлежащего оформления Сторонами соответствующего дополнительного соглашения к настоящему Договору, если иное не установлено в самом дополнительном соглашении, настоящем Договоре или в действующем законодательстве Российской Федерации.

7.7. This Agreement shall be deemed to be terminated upon proper execution of a respective Addendum to this Agreement, unless otherwise specified in such Addendum, in this Agreement or effective law of the Russian Federation.

8. ЗАКЛЮЧИТЕЛЬНЫЕ ПОЛОЖЕНИЯ	8. CONCLUSIVE PROVISIONS

8.1. Все правоотношения, возникающие из настоящего Договора или связанные с ним, в том числе связанные с действительностью, заключением, исполнением, изменением и прекращением настоящего Договора, толкованием его условий, определением последствий недействительности или нарушения Договора, регламентируются настоящим Договором и соответствующими нормами действующего законодательства в Российской Федерации, а также применимыми к таким правоотношениям обычаями делового оборота на основании принципов добросовестности, разумности и справедливости.

8.1. Any legal relations arising out of or in connection with this Agreement, including validity, signing, performance, amendment or termination of the Agreement, interpretation of its terms, determination of consequences of its invalidity, or breach of the Agreement shall be governed by this Agreement and respective provisions of the effective law of the Russian Federation, and customary business practice applied to such relations based on the principles of good faith, reasonableness and equity.

8.2. На момент заключения настоящего Договора Лицензиат является плательщиком налога на прибыль предприятий на общих условиях.	8.2. Upon signing of this Agreement the Licensee is a payee of corporate profit tax on general terms.

8.3. После подписания этого Договора все предварительные переговоры по нему, переписка, предварительные договоры, протоколы о намерениях и любые другие устные или письменные договоренности Сторон по вопросам, которые так или иначе касаются этого Договора, теряют юридическую силу, но могут учитываться при толковании условий настоящего Договора.

8.3. After signing of this Agreement all previous negotiations related hereto, correspondence, preliminary agreements, deeds of intent and any other oral or written agreements between the Parties as regards the issues somehow related to this Agreement, shall become void and invalid, but may be taken into account upon interpretation of the terms of this Agreement.

8.4. Стороны несут полную ответственность за правильность указанных ею в этом Договоре реквизитов и обязуется своевременно в письменной форме уведомлять другую Сторону об их изменении, а в случае несообщения несет риск наступления связанных с ним неблагоприятных последствий.

8.4. The Parties shall be fully liable for the accuracy of details specified by them in the Agreement, and undertake to promptly notify the other Party in writing about any change of such details, and in the event of failure to notify, to bear the risk of unfavourable consequences of such failure.

8.5. Уступка права требования и (или) перевода долга по данному Договору одной из Сторон к третьим лицам допускается исключительно при условии письменного согласования этого с другой Стороной.	8.5. Any assignment of the right of claim and (or) debt transfer under the Agreement by either Party to any third parties shall be acceptable exclusively upon written consent of the other Party to such act.

8.6. Дополнительные соглашения и приложения к настоящему Договору являются его неотъемлемой частью и имеют юридическую силу в случае, если они совершены в письменной форме, подписаны Сторонами и скреплены их печатями.	8.6. Any Addenda and appendices to the Agreement shall be an integral part hereof and shall be valid, provided they are made in writing, signed by the Parties and affixed with their seals.

8.7. Все исправления, внесенные в текст настоящего Договора, являются действительными и могут браться к вниманию исключительно при условии, что они в каждом отдельном случае датированы, удостоверены подписями Сторон и скреплены их печатями.

8.7. Any corrections to the text of this Agreement shall be valid and may be taken into consideration, only provided that in each specific case they are dated, certified by signatures of the Parties and affixed with their seals.

8.8. Настоящий Договор составлен при полном понимании Сторонами его условий и терминологии, в двух экземплярах, имеющих одинаковую юридическую силу, по одному для каждой из Сторон.	8.8. This Agreement is full understanding by the Parties of its conditions and terminology in two counterparts having equal legal effect, one for each Party.

Юридические адреса и банковские реквизиты:	Legal addresses and bank details:

Лицензиат:

ООО «Эрцелл»

Санкт-Петербург, ул. Прокофьева д. 3 Литер А, офис 6-Н

Текущий счет в валюте

№40702840104011001879

Транзитный счет в валюте №40702840404012001879

ФАКБ «ИНВЕСТТОРГБАНК» (ОАО) «Балтийский»

Licensee:

“ERCell” Llc

Saint-Petersburg, Prokofiev str., 3,Liter A, office 6-H

Intermediate Bank:

JP Morgan Chase Bank, New York, USA

Account: 816636773

SWIFT CHASUS33

Beneficiary Bank:

Investtradebank OJSC “Baltiyskiy” branch
SWIFT  INVJRUM1SPB

Account: 40702840404012001879

/s/ Ustimova Tereza Устимова Т.С., Генеральный директор ООО « Эрцелл»	/s/ Ustimova Tereza Ustimova Tereza, ERCell LLC CEO
Licensor Medistem Inc, USA 9255 Towne Centre Drive, Suite 450, San Diego, CA, 92121 /s/ Thomas Ichim ____________________________________ Thomas Ichim, CEO Medistem Inc	Licensor Medistem Inc, USA 9255 Towne Centre Drive, Suite 450, San Diego, CA, 92121 /s/ Thomas Ichim ____________________________________ Thomas Ichim, CEO Medistem Inc